Exhibit 10.2

GUARANTEE

GUARANTEE (this “Guarantee”) dated as of January 12, 2011, made among each of the subsidiaries of INTELSAT JACKSON HOLDINGS S.A., a société anonyme existing under the laws of Luxembourg (the “Borrower”), listed on Annex A hereto (each such subsidiary individually, a “Guarantor” and, collectively, the “Guarantors”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower is party to a Credit Agreement, dated as of January 12, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among INTELSAT (LUXEMBOURG) S.A., the Borrower, the lending institutions from time to time parties thereto (the “Lenders”), the Administrative Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CREDIT SUISSE SECURITIES (USA) LLC and J.P. MORGAN SECURITIES LLC, as joint lead arrangers, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CREDIT SUISSE SECURITIES (USA) LLC, J.P. MORGAN SECURITIES LLC , BARCLAYS CAPITAL INC., DEUTSCHE BANK SECURITIES INC., MORGAN STANLEY & CO. INCORPORATED and UBS SECURITIES LLC, as joint bookrunners, CREDIT SUISSE SECURITIES (USA) LLC and J.P. MORGAN SECURITIES LLC, as Co-Syndication Agents, BARCLAYS BANK PLC and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agents and BANK OF AMERICA, N.A., as a Letter of Credit Issuer, pursuant to which the Lenders have severally agreed to make Loans to the Borrower and the Letter of Credit Issuers have agreed to issue Letters of Credit for the account of the Borrower (collectively, the “Extensions of Credit”) upon the terms and subject to the conditions set forth therein; and one or more Lenders or affiliates of Lenders may from time to time enter into Hedge Agreements with the Borrower;

WHEREAS, each Guarantor is a Subsidiary of the Borrower;

WHEREAS, the proceeds of the Extensions of Credit will be used in part to enable the Borrower to make valuable transfers to the Guarantors in connection with the operation of their respective businesses;

WHEREAS, each Guarantor acknowledges that it will derive substantial direct and indirect benefit from the making of the Extensions of Credit; and

WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the benefit of the Guaranteed Parties;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the other agents and arrangers under the Credit Agreement, the Lenders and Letter of Credit Issuers to enter into the Credit Agreement and to induce the respective Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Lenders or affiliates of Lenders to enter into Hedge Agreements with the Borrower, the Guarantors hereby agree with the Administrative Agent, for the benefit of the Guaranteed Parties, as follows:

1.	Defined Terms.

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b) As used herein, the term “Obligations” means the collective reference to (i) the due and punctual payment of (x) the principal of and premium, if any, and interest at the applicable rate provided in the Credit Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (y) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (z) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower or any other Credit Party to any of the Guaranteed Parties under the Credit Agreement and the other Credit Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Credit Documents, (iii) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each other Credit Party under or pursuant to this Guarantee or the other Credit Documents, (iv) the due and punctual payment and performance of all obligations of each Credit Party under each Hedge Agreement that (x) is in effect on the Closing Date with a counterparty that is a Lender or an affiliate of a Lender as of the Closing Date or 30 days following the Closing Date (and shall include without limitation the obligations of any Credit Party under any Hedge Agreement in existence prior to the Closing Date that is assigned or novated to a Credit Party as of or after the Closing Date) or (y) is entered into after the Closing Date with any counterparty that is a Lender or an affiliate of a Lender at the time such Hedge Agreement is entered into and (v) the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to the Cash Management Banks or their affiliates arising from or in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds.

(c) As used herein, the term “Guaranteed Parties” means, collectively, (i) the Lenders, (ii) the Administrative Agent, (iii) the Letter of Credit Issuers under the Credit Agreement, (iv) the Swingline Lender under the Credit Agreement, (v) the Syndication Agents under the Credit Agreement, (vi) the Joint Lead Arrangers under the Credit Agreement, (vii) the Documentation Agents under the Credit Agreement, (viii) each counterparty to a Hedge Agreement, the obligations under which constitute Obligations, (ix) the beneficiaries of each indemnification obligation undertaken by any Credit Party under the Credit Agreement or any document executed pursuant thereto, (x) the Cash Management Banks and (xi) any successors, indorsees, transferees and assigns of each of the foregoing.

(d) References to “Lenders” in this Guarantee shall be deemed to include affiliates of Lenders that may from time to time enter into Hedge Agreements with any Credit Party.

(e) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section references are to Sections of this Guarantee unless otherwise specified. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

(f) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2.	Guarantee.

(a) Subject to the provisions of Section 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Administrative Agent, for the benefit of the Guaranteed Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b) (i) Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable laws relating to the insolvency of debtors.

(ii) In addition, (A) notwithstanding any other provisions of this Agreement, the payment obligations of each Guarantor existing under the laws of the Grand Duchy of Luxembourg (a “Luxembourg Guarantor”) under this Guarantee for the obligations under any Credit Document of any Credit Party which is not a direct or indirect Subsidiary of such Luxembourg Guarantor, shall be limited so that the maximum amount payable by such Luxembourg Guarantor hereunder shall at no time exceed the Maximum Amount and (B) the obligations and liabilities of such Luxembourg Guarantor under this guarantee shall not include any obligation which, if incurred, would constitute prohibited financial assistance under article 49-6 of the Luxembourg law of 10 August 1915 on commercial companies, as amended.

As used in this Section 2(b)(ii), “Maximum Amount” means:

(A) an amount equal to the aggregate (without duplication) of:

(x)	all moneys received directly or indirectly by the relevant Luxembourg Guarantor under or pursuant to any Credit Document; and

(y)	all moneys received directly or indirectly by direct or indirect Subsidiaries of the relevant Luxembourg Guarantor (which are direct or indirect

Subsidiaries of such Luxembourg Guarantor on the date hereof or which will be direct or indirect Subsidiaries of such Luxembourg Guarantor hereafter) under or pursuant to any Credit Document; and

(z)	the aggregate amount of the outstanding intercompany loans made to the applicable Luxembourg Guarantor or direct or indirect Subsidiaries of such Luxembourg Guarantor (which are direct or indirect Subsidiaries of such Luxembourg Guarantor on the date hereof or which will be direct of indirect Subsidiaries of such Luxembourg Guarantor hereafter) which have been funded with moneys received by the Borrower under any Credit Document (the amount described in (z) is defined as the “Loan Amount”); plus

(B)	an amount equal to 90% of the greater of (x) the fair market value of the assets of the applicable Luxembourg Guarantor at the time the Guarantee of such Luxembourg Guarantor is called less the Liabilities, other than the Loan Amount, at the time the Guarantee of such Luxembourg Guarantor is called, and (y) the fair market value of the assets of the applicable Luxembourg Guarantor at the date of this Guarantee less the Liabilities, other than the Loan Amount, at the time the Guarantee of such Luxembourg Guarantor is called; provided that if, within 14 Business Days as of the date the Guarantee is called, the applicable Luxembourg Guarantor and the Administrative Agent fail to reach an agreement as to the fair market value of the assets as referred to under this paragraph (B), such fair market value shall be determined, by a reputable expert experienced and knowledgeable in the Satellite business, appointed by the Administrative Agent. For the purposes of the determination of the fair market value of the assets of such Luxembourg Guarantor, such expert shall communicate with the Credit Parties and shall seek to obtain, and the Credit Parties shall be entitled to provide the expert with, all information, documents, elements and facts as the relevant Credit Party deems relevant for the assessment of the fair market value of the assets of such Luxembourg Guarantor. The expert shall duly consider and take into account all such information, documents, elements and facts it deems pertinent for in the determination of the fair market value of such Luxembourg Guarantor and keep the Administrative Agent informed at all times

As used in this Section 2(b)(ii), “Liabilities” means all existing liabilities (other than any liabilities owed to the direct or indirect shareholders of the applicable Luxembourg Guarantor) incurred, from time to time, by such Luxembourg Guarantor and as reflected, from time to time, in the books of such Luxembourg Guarantor.

(c) Each Guarantor further agrees to pay any and all expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by the Administrative Agent or any other Guaranteed Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee.

(d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any other Guaranteed Party hereunder.

(e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Guaranteed Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, the Commitments are terminated and no Letters of Credit shall be outstanding.

(f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any other Guaranteed Party on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guarantee for such purpose.

3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Guaranteed Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Guaranteed Parties for the full amount guaranteed by such Guarantor hereunder.

4. Right of Set-off. In addition to any rights and remedies of the Guaranteed Parties provided by law, each Guarantor hereby irrevocably authorizes each Guaranteed Party at any time and from time to time following the occurrence and during the continuance of an Event of Default without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, upon any amount becoming due and payable by such Guarantor hereunder (whether at stated maturity, by acceleration or otherwise) to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Guaranteed Party to or for the credit or the account of such Guarantor. Each Guaranteed Party shall notify such Guarantor promptly of any such set-off and the appropriation and application made by such Guaranteed Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.

5. No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or appropriation and application of funds of any of the Guarantors by the Administrative Agent or any other Guaranteed Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Guaranteed Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Guaranteed Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Guaranteed Parties by the Credit Parties on account of the Obligations are paid in full, the Commitments are terminated and no Letters of Credit shall be outstanding. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Guaranteed Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether due or to become due, in such order as the Administrative Agent may determine.

6. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Administrative Agent or any other Guaranteed Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Guaranteed Party, (c) the Credit Agreement, the Letters of Credit and any other documents executed and delivered in connection therewith, the Hedge Agreements and any other documents executed and delivered in connection therewith and the Cash Management Agreements and any other documents executed and delivered in connection therewith and any documents entered into with the Administrative Agent or any of its affiliates in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Hedge Agreement or documents entered into with the Administrative Agent or any of its affiliates in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds, the party (other than the respective Credit Party) thereto) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Trustee, the Administrative Agent or any other Guaranteed Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any other Guaranteed Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any Guarantor, the Administrative Agent or any other Guaranteed Party may, but shall be under no obligation to, make a similar demand on any Credit Party or any Guarantor or guarantor, and any failure by the Administrative Agent or any other Guaranteed Party to make any such demand or to collect any payments from the Borrower or any Guarantor or guarantor or any release of the Borrower or any Guarantor or guarantor shall not relieve any Guarantor in respect of which a demand or collection is not made or any Guarantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any other Guaranteed Party against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

7.	Guarantee Absolute and Unconditional.

(a) Each Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Obligations, and notice of or proof of reliance by the Administrative Agent or any other Guaranteed Party upon this Guarantee or acceptance of this Guarantee. The Obligations or any of them shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Guarantee, and all dealings between any of the Credit Parties, on the one hand, and the Administrative Agent and the other Guaranteed Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any of the Credit Parties with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any other Credit Document, any Letter of Credit, any Hedge Agreement, any Cash Management Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Trustee, the Administrative Agent or any other Guaranteed Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any of the Credit Parties against the Administrative Agent or any other Guaranteed Party or (c) any other circumstance whatsoever (with or without notice to or knowledge of such Credit Party) that constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Credit Parties for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any other Guaranteed Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against any of the Credit Parties or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Guaranteed Party to pursue such other rights or remedies or to collect any payments from any of the Credit Parties or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of the Credit Parties or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the other Guaranteed Parties against such Guarantor.

(b) This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof and shall inure to the benefit of the Administrative Agent and the other Guaranteed Parties and their respective successors, indorsees, transferees and assigns until all the Obligations (other than any contingent indemnity obligations not then due) shall have been satisfied by payment in full, the Commitments thereunder shall be terminated and no Letters of Credit thereunder shall be outstanding, notwithstanding that from time to time during the term of the Credit Agreement and any Hedge Agreement the Credit Parties may be free from any Obligations.

(c) A Guarantor shall automatically be released from its obligations hereunder and the Guarantee of such Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement, as a result of which such Guarantor ceases to be a Subsidiary of the Borrower; provided that the Administrative Agent shall, at the expense of the Borrower and the other Credit Parties, execute such reasonable documents and take such other reasonable actions as the Borrower or any Credit Party may request to evidence such release.

8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Guaranteed Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Administrative Agent’s Office.

10.	Representations and Warranties; Covenants.

(a) Each Guarantor hereby represents and warrants that the representations and warranties set forth in Section 8 of the Credit Agreement, as of the Closing Date, as they relate to such Guarantor or in the other Credit Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each other Guaranteed Party shall be entitled to rely on each of them as if they were fully set forth herein.

(b) Each Guarantor hereby covenants and agrees with the Administrative Agent and each other Guaranteed Party that, from and after the date of this Guarantee until the Obligations are paid in full, the Commitments are terminated and no Letter of Credit remains outstanding, such Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 9 or 10 of the Credit Agreement on and after the Closing Date, and so that no Default or Event of Default, is caused by any act or failure to act of such Guarantor or any of its Subsidiaries.

(c) PanAmSat Communications Japan, Inc. shall use commercially reasonable efforts to deliver to the Administrative Agent within thirty days from the date hereof a certificate which certifies its goodstanding in the State of California.

11. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.

12. Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Guarantee signed by all the parties shall be lodged with the Administrative Agent and the Borrower.

13. Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

14. Integration. This Guarantee represents the agreement of each Guarantor and the Administrative Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any other Guaranteed Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

15.	Amendments in Writing; No Waiver; Cumulative Remedies.

(a) This Guarantee may be waived, amended, supplemented or otherwise modified only by a written instrument executed by each affected Guarantor and the Administrative Agent.

(b) Neither the Administrative Agent nor any other Guaranteed Party shall by any act (except by a written instrument pursuant to Section 15(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Guaranteed Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Guaranteed Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or any Guaranteed Party would otherwise have on any future occasion.

(c) The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

16. Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

17. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns except that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Administrative Agent.

18. Additional Guarantors. Each Subsidiary of the Borrower that is required to become a party to this Guarantee pursuant to Section 9.11 of the Credit Agreement shall become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Guarantee upon execution and delivery by such Subsidiary of a Supplement in the form of Annex B hereto. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guarantee shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.

19. Intelsat Global Service Corporation. With respect to Intelsat Global Service Corporation only, Section 14.20 of the Credit Agreement is incorporated herein by reference; and Intelsat Global Service Corporation hereby acknowledges and affirms the acknowledgements, representations, warranties, undertakings, obligations and other provisions contained therein.

20. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

21. Submission to Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 11 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right of the Administrative Agent or any other Guaranteed Party to effect service of process in any other manner permitted by law or shall limit the right of the Administrative Agent or any other Guaranteed Party to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 21 any special, exemplary, punitive or consequential damages.

22. GOVERNING LAW. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

ACCESSPAS, INC.
GALAXY 3C HOLDING COMPANY, INC.
GALAXY 11 HOLDING COMPANY, INC.
GALAXY 12 HOLDING COMPANY, INC.
GALAXY 13 HOLDING COMPANY, INC.
GALAXY 14 HOLDING COMPANY, INC.
GALAXY 15 HOLDING COMPANY, INC.
GALAXY 16 HOLDING COMPANY, INC.
GALAXY 17 HOLDING COMPANY, INC.
GALAXY 18 HOLDING COMPANY, INC.
INTELSAT ASIA CARRIER SERVICES, INC.
INTELSAT CORPORATION
INTELSAT GLOBAL SERVICE LLC
INTELSAT INTERNATIONAL EMPLOYMENT, INC.
INTELSAT SERVICE AND EQUIPMENT CORPORATION
IS 11 HOLDING COMPANY, INC.
IS 14 HOLDING COMPANY, INC.
PANAMSAT CAPITAL CORPORATION
PANAMSAT COMMUNICATIONS JAPAN, INC.
PANAMSAT EUROPE CORPORATION
PANAMSAT INDIA, INC.
PANAMSAT INTERNATIONAL SALES, INC.
PANAMSAT SERVICES, INC.
PAS 1R HOLDING COMPANY, INC.
PAS 5 HOLDING COMPANY, INC.
PAS 7 HOLDING COMPANY, INC.
PAS 8 HOLDING COMPANY, INC.
PAS 9 HOLDING COMPANY, INC.
PAS 10 HOLDING COMPANY, INC.
SOUTHERN SATELLITE CORP.
SOUTHERN SATELLITE LICENSEE CORPORATION

By:	/s/ Patricia Casey
Name: Patricia Casey
Title:

INTELSAT USA LICENSE LLC
INTELSAT USA SALES LLC

By:	/s/ Patricia Casey
Name: Patricia Casey
Title:

INTELSAT (GIBRALTAR) LIMITED
INTELSAT NEW DAWN (GIBRALTAR) LIMITED
INTELSAT SUBSIDIARY (GIBRALTAR) LTD.

By:	/s/ Simon Van de Weg
Name: Simon Van de Weg
Title:

INTELSAT (LUXEMBOURG) FINANCE COMPANY S.A R.L.

By:	/s/ Simon Van de Weg
Name: Simon Van de Weg
Title: Manager

INTELSAT GLOBAL SALES & MARKETING LTD.
INTELSAT UK FINANCIAL SERVICES LTD.

By:	/s/ Kurt Riegelman
Name: Kurt Riegelman
Title:

INTELSAT HOLDINGS LLC
INTELSAT LICENSE LLC
INTELSAT LICENSE HOLDINGS LLC
INTELSAT SATELLITE LLC

By:	/s/ Jean-Flavien Bachabi
Name: Jean-Flavien Bachabi
Title:

INTELSAT INTERMEDIATE HOLDING COMPANY S.A.
INTELSAT OPERATIONS S.A.
INTELSAT PHOENIX HOLDINGS S.A.
INTELSAT SUBSIDIARY HOLDING COMPANY S.A.

By:	/s/ Simon Van de Weg
Name: Simon Van de Weg
Title: Director and Secretary

INTELSAT INTERNATIONAL SYSTEMS LLC
PANAMSAT INDIA MARKETING, L.L.C.
PANAMSAT INTERNATIONAL HOLDINGS, LLC
PANAMSAT INTERNATIONAL SYSTEMS MARKETING, L.L.C.
PAS INTERNATIONAL LLC
USHI, LLC

By:
Name: Patricia Casey
Title:

INTELSAT LLC

By:	/s/ Jean-Flavien Bachabi
Name: Jean-Flavien Bachabi
Title:

INTELSAT NORTH AMERICA LLC

By:	/s/ Jean-Flavien Bachabi
Name: Jean-Flavien Bachabi
Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kathleen M. Carry
Name: Kathleen M. Carry
Title: Vice President

ANNEX A TO

THE GUARANTEE

GUARANTORS

No.	Credit Party	Jurisdiction of Organization
1.	AccessPAS, Inc.	Delaware

2.	Galaxy 3C Holding Company, Inc.	Delaware

3.	Galaxy 11 Holding Company, Inc.	Delaware

4.	Galaxy 12 Holding Company, Inc.	Delaware

5.	Galaxy 13 Holding Company, Inc.	Delaware

6.	Galaxy 14 Holding Company, Inc.	Delaware

7.	Galaxy 15 Holding Company, Inc.	Delaware

8.	Galaxy 16 Holding Company, Inc.	Delaware

9.	Galaxy 17 Holding Company, Inc.	Delaware

10.	Galaxy 18 Holding Company, Inc.	Delaware

11.	Intelsat (Gibraltar) Limited	Gibraltar

12.	Intelsat (Luxembourg) Finance Company Sarl	Luxembourg

13.	Intelsat Asia Carrier Services, Inc.	Delaware

14.	Intelsat Corporation	Delaware

15.	Intelsat Global Sales & Marketing Ltd.	UK

16.	Intelsat Global Service LLC	Delaware

17.	Intelsat Holdings LLC	Delaware

18.	Intelsat Intermediate Holding Company S.A.	Luxembourg

19.	Intelsat International Employment, Inc.	Delaware

20.	Intelsat International Systems LLC	Delaware

21.	Intelsat License Holdings LLC	Delaware

22.	Intelsat License LLC	Delaware

23.	Intelsat New Dawn (Gibraltar) Limited	Gibraltar

24.	Intelsat Operations S.A.	Luxembourg

25.	Intelsat Phoenix Holdings S.A.	Luxembourg

26.	Intelsat Satellite LLC	Delaware

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No.	Credit Party	Jurisdiction of Organization
27.	Intelsat Service and Equipment Corporation	Delaware

28.	Intelsat Subsidiary (Gibraltar) Ltd.	Gibraltar

29.	Intelsat Subsidiary Holding Company S.A.	Luxembourg

30.	Intelsat UK Financial Services Ltd.	UK

31.	Intelsat USA License LLC	Delaware

32.	Intelsat USA Sales LLC	Delaware

33.	IS 11 Holding Company, Inc.	Delaware

34.	IS 14 Holding Company, Inc.	Delaware

35.	PanAmSat Capital Corporation	Delaware

36.	PanAmSat Communications Japan, Inc.	California

37.	PanAmSat Europe Corporation	Delaware

38.	PanAmSat India Marketing, L.L.C.	Delaware

39.	PanAmSat India, Inc.	Delaware

40.	PanAmSat International Holdings, LLC	Delaware

41.	PanAmSat International Sales, Inc.	Delaware

42.	PanAmSat International Systems Marketing, L.L.C.	Delaware

43.	PanAmSat Services, Inc.	Delaware

44.	PAS 1R Holding Company, Inc.	Delaware

45.	PAS 5 Holding Company, Inc.	Delaware

46.	PAS 7 Holding Company, Inc.	Delaware

47.	PAS 8 Holding Company, Inc.	Delaware

48.	PAS 9 Holding Company, Inc.	Delaware

49.	PAS 10 Holding Company, Inc.	Delaware

50.	PAS International LLC	Delaware

51.	Southern Satellite Corp.	Connecticut

52.	Southern Satellite Licensee Corporation	Delaware

53.	USHI, LLC	Delaware

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ANNEX B TO

THE GUARANTEE

SUPPLEMENT NO. [    ] (this “Supplement”) dated as of [                    ] to the GUARANTEE dated as of January 12, 2011 (the “Guarantee”), among each of the subsidiaries of INTELSAT JACKSON HOLDINGS S.A., a société anonyme existing under the laws of Luxembourg (the “Borrower”), listed on Annex A to the Guarantee (each such subsidiary individually, a “Guarantor” and, collectively, the “Guarantors”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to a Credit Agreement, dated as of January 12, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among INTELSAT (LUXEMBOURG) S.A., the Borrower, the lending institutions from time to time parties thereto (the “Lenders”), the Administrative Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CREDIT SUISSE SECURITIES (USA) LLC and J.P. MORGAN SECURITIES LLC, as joint lead arrangers, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, CREDIT SUISSE SECURITIES (USA) LLC, J.P. MORGAN SECURITIES LLC , BARCLAYS CAPITAL INC., DEUTSCHE BANK SECURITIES INC., MORGAN STANLEY & CO. INCORPORATED and UBS SECURITIES LLC, as joint bookrunners, CREDIT SUISSE SECURITIES (USA) LLC and J.P. MORGAN SECURITIES LLC, as Co-Syndication Agents, BARCLAYS BANK PLC and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agents and BANK OF AMERICA, N.A., as a Letter of Credit Issuer.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee.

C. The Guarantors have entered into the Guarantee in order to induce the Administrative Agent, Syndication Agents, Joint Lead Arrangers and the Lenders, Documentation Agents and the Letter of Credit Issuers to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Lenders or affiliates of Lenders to enter into Hedge Agreements with the Credit Parties. Section 9.11 of the Credit Agreement provides that additional Subsidiaries may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee in order to induce the Lenders and the Letter of Credit Issuers to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.

Accordingly, the Administrative Agent and each New Guarantor agree as follows:

SECTION 1. In accordance with Section 18 of the Guarantee, each New Guarantor by its signature below hereby becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor and each New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor

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thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a Guarantor in the Guarantee shall be deemed to include each New Guarantor. The Guarantee is hereby incorporated herein by reference.

SECTION 2. Each New Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity and subject to mandatory Luxembourg law provisions.

SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Supplement shall become effective as to each New Guarantor when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Guarantor and the Administrative Agent.

SECTION 4. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to each New Guarantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.

SECTION 8. Each New Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

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IN WITNESS WHEREOF, each New Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee as of the day and year first above written.

[NAME OF NEW GUARANTOR]

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

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